WisdomTree Trust

WisdomTree PutWrite Strategy Fund (PUTW)

(the “Fund”)

Supplement dated August 20, 2024 to the

currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated January 1, 2024, as revised from time to time.

I.	PROSPECTUS REVISIONS

A.	Changes to the Fund’s Investment Strategies

On or about August 30, 2024 (the “Effective Date”), the Fund intends to implement its principal investment strategies primarily through the use of put options on the S&P 500® Index in place of put options of the SPDR S&P 500® ETF Trust. The Adviser, WisdomTree Asset Management, Inc., believes this change will increase the efficiency with which its investment strategies are implemented and better position the Fund to achieve its investment objective. Apart from the type of put options used, the Fund’s investment strategy is not changing. The Fund’s underlying index, Volos U.S. Large Cap Target 2.5% PutWrite Index (the “Index”), also is not changing. To reflect the change in put options, on the Effective Date, the description of the Fund’s investment strategies under the heading “Principal Investment Strategies of the Fund” is hereby deleted in its entirety and replaced with the paragraphs below.

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally expects to invest in investments whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the constituents of the Index or the Index as a whole. The Fund also may invest in a sample of the constituents in the Index whose risk, return, and other characteristics resemble those of the Index as a whole.

The Index is provided by Volos Portfolio Solutions, Inc. (“Volos” or the “Index Provider”). The Index tracks the value of a cash-secured (i.e., collateralized) put option sales strategy, which consists of (1) selling (or “writing”) put options on the SPDR S&P 500® ETF Trust (“SPY”) (the “SPY Puts”) and (2) a cash collateral account that accrues interest at a theoretical three-month Treasury bill rate on a daily basis. SPY Puts are derivative instruments that typically rise in value when the price of SPY falls because SPY Puts are options to sell SPY at a designated strike price. All SPY Puts are exchange-listed standardized options. The Index’s put option sales strategy is designed to generate income when SPY exhibits neutral to positive performance with low volatility, as such performance is expected to decrease the hypothetical price of the sold SPY Puts. The Index selects SPY Puts that target a premium of 2.5% (i.e., the SPY Put costs approximately 2.5% of the official daily price of SPY). At any given time, the Index references two SPY Puts with expiration dates that are two weeks apart.

In seeking to track the price and yield performance, before fees and expenses, of the Index, the Fund expects to sell put options on the S&P 500® Index (“Index Options”) and hold U.S. Treasury bills. The Fund also may use SPY Puts and any other call or put option or futures contracts WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) or Newton Investment Management North America, LLC (“NIMNA” or the “Sub-Adviser”) believes will enable the Fund to implement its investment strategy and achieve its investment objective. By selling an Index Option, the Fund receives a premium from the option buyer. The premium will increase the Fund’s return if the sold Index Option has decreased in price on the Roll Date (as defined in the next paragraph) relative to the premium received by the Fund from writing the Index Option. The Index Option will decrease in price if the S&P 500® Index experiences positive performance because the Index Option is more valuable when the value of the S&P 500® Index decreases in price and/or experiences high volatility. If, however, the price of the sold Index Option increases compared to the price of the Index Option when written by the Fund (e.g., in response to the S&P 500® Index decreasing in price and/or experiencing high volatility), the Fund pays the buyer the difference between the Index Option price on the Roll Date and the Index Option price when written by the Fund. The Fund’s sale of cash-secured Index Options serves to partially offset a decline in the price of the S&P 500® Index to the extent of the premiums received. However, if the price of the S&P 500® Index increases beyond the premiums received, Fund returns would not be expected to increase accordingly. The Fund’s potential return is limited to the amount of the option premiums it receives.

The Index Options sold by the Fund are selected to target a premium of 2.5% (i.e., the cash received by the Fund from the buyer of the Index Option is approximately 2.5% of the official daily price of the S&P 500® Index). At any given time, the Fund holds at least two Index Options (or other investments designed to achieve the same effect) with different expiration dates. The Fund generally closes out the Index Options prior to their expiration dates, and newly selected Index Options are sold by the Fund on the same day (the “Roll Date”) in a process known as “rolling”. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. When an Index Option is closed out by the Fund on the Roll Date, the Fund generally selects a new Index Option with a target expiration date in the following month. Each new Index Option will also have a strike price that is the higher of (i) the “at the money” strike price (i.e., a strike price that is closest to but greater than the current market price of the S&P 500® Index), or (ii) the strike price for an Index Option that has a premium closest to 2.5%.

By following the Index’s put option sales strategy, as described above, the Fund expects to operate in a manner similar to, and subject to the same risks as, the Index. The number of Index Options sold by the Fund varies but is limited by the amount held by the Fund in Treasury bills. At each Roll Date, any settlement from the existing Index Options is paid from the Treasury bill investment proceeds and new Index Options are sold. The revenue from their sale is added to the Fund’s Treasury bill account.

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The Fund is managed in a way that seeks, under normal circumstances, to provide monthly distributions at a relatively stable level.

In addition, as of the Effective Date, the description under “Additional Information About the Funds—Additional Information About the Alternative Funds’ Investment Strategies—PutWrite Strategy Fund” is hereby deleted in its entirety and replaced with the paragraphs below.

PutWrite Strategy Fund. WisdomTree Asset Management expects that, over time, the correlation between the performance of the Fund and its Index, before fees and expenses, will be 95% or better. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that the Fund will achieve a high degree of correlation.

The Index. The Index tracks the performance of a systematic collateralized putwrite strategy. At any point, the Index strategy has two short put options on SPY, with different expiration dates, and a collateral account that accrues interest at a theoretical Treasury bill rate on a daily basis.

B.	Changes to the Fund’s Principal Investment Risks

Also, as of the Effective Date, the description of “Assignment Risk” and “Non-Correlation Risk” under “Principal Risks of Investing in the Fund” are hereby deleted in their entirety and replaced with the descriptions below.

Assignment Risk. In response to a notification of an option holder’s desire to exercise the option held, the Options Clearing Corporation (“OCC”) may randomly assign the exercise notice to a clearing member, which must then assign, randomly or on a first-in-first-out basis, the obligation to a customer who has written that particular option. If the Fund is assigned an exercise notice, the Fund pays the buyer the difference between the Index Option price on the exercise date and the Index Option price when written by the Fund. As a result, the Fund may be forced to settle a written option position at an inopportune time and at a cost to the Fund, both of which could adversely affect the Fund’s performance and ability to track the Index.

Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by its Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques or investment in instruments not included in the Index but which are designed to provide similar exposure also may affect its ability to achieve close correlation with its Index.

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In addition, as of the Effective Date, the description of “Assignment Risk” under “Additional Information About the Funds—Additional Principal Risks Information About the Funds” is hereby deleted in its entirety and replaced with the description below.

Assignment Risk

PutWrite Strategy Fund Only: In response to a notification of an option holder’s desire to exercise the option held, the OCC may randomly assign the exercise notice to a clearing member, which must then assign, randomly or on a first-in-first-out basis, the obligation to a customer who has written that particular option. If the Fund is assigned an exercise notice, the Fund pays the buyer the difference between the Index Option price on the exercise date and the Index Option price when written by the Fund. An exercise notice may be assigned on an open short option position at any time prior to expiration, but more commonly occurs when the option is in the money. As a result, the Fund may be forced to settle a written option position at an inopportune time and at a cost to the Fund, both of which could adversely affect the Fund’s performance and ability to track its Index.

C.	Changes to the Fund’s Non-Principal Investment Strategies

Also, as of the Effective Date, the second paragraph under the heading “Additional Information About the Funds—Non-Principal Information about the Funds’ Investment Strategies—PutWrite Strategy Fund” is hereby deleted in its entirety and replaced with the paragraph below.

The PutWrite Strategy Fund may invest in derivatives instruments or other investments not included in the Index, which the Adviser or Sub-Adviser believes will help the Fund to track its Index and whose collective performance is intended to correspond to its Index, including but not limited to put options on the SPDR S&P 500® ETF Trust, total return swaps on the S&P 500® Index, S&P 500® Index futures, and options on S&P 500® Index futures. For example, the Fund may invest in total return swaps that create positions equivalent to investments in SPY Puts and three-month Treasury bills.

Further, as of the Effective Date and except as noted above, any references to “SPY Puts” and “SPY” in relation to the Fund (but not in relation to the Index) are hereby replaced with references to “Index Options” and “SPX”, respectively.

II.	SAI REVISIONS

On the Effective Date, the description of “Operations Risk” under “GENERAL RISKS” is hereby deleted in its entirety and replaced with the description below.

OPERATIONS RISK. As part of the PutWrite Fund’s principal investment strategy of selling put options on the S&P 500® Index (“Index Options”), the Trust, on behalf of the PutWrite Fund, has entered into an options trading agreement with a counterparty through which the Fund can sell Index Options. In the event the counterparty terminates the options trading agreement, which may occur immediately upon certain events of default by the Fund or otherwise on prior 60 days’ written notice by the counterparty, the Fund may be unable to enter into a new options trading agreement for an indeterminate period of time and therefore may be unable to meet its investment objective during such period.

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Further, as of the Effective Date, any references to “SPY Puts” and “SPY” in relation to the Fund (but not in relation to the Index) are hereby replaced with references to “Index Options” and “SPX”, respectively.

The Fund’s investment objective is not changing and the changes to the Fund’s investment strategies described in this Supplement are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-PUTW-0824

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